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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT: NOVEMBER 2, 2004
DATE OF EARLIEST EVENT REPORTED: OCTOBER 28, 2004

                      MARTHA STEWART LIVING OMNIMEDIA, INC.
             (Exact name of registrant as specified in its charter)

     DELAWARE              001-15395                   52-2187059
 (State or other    (Commission File Number)        (I.R.S. Employer
 jurisdiction of                                  Identification Number)
incorporation or
 organization)

                               11 WEST 42ND STREET
                               NEW YORK, NY 10036
                    (Address of principal executive offices)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:              (212) 827-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

      The following transcript of Martha Stewart Living Omnimedia, Inc.'s October 28, 2004 earnings conference call is included as an exhibit to this report.

Item 9.01. Financial Statements and Exhibits.

Exhibit                      Description
-------                      -----------
99.1      Martha Stewart Living Omnimedia, Inc. Transcript of October 28,
          2004 Earnings Conference Call.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated: November 2, 2004

                               MARTHA STEWART LIVING OMNIMEDIA, INC.

                               By:         /s/ James Follo
                                   ---------------------------------
                                   James Follo
                                   Executive Vice President, Chief Financial and Administrative Officer

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                                INDEX OF EXHIBITS

Exhibit No.                           Description
-----------                           -----------
  99.1            Martha Stewart Living Omnimedia, Inc. - Transcript of October
                  28, 2004 Earnings Conference Call

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